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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2006
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                      Myriad Entertainment & Resorts, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     000-24789                   64-0872630
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

  10050-112 Street, Suite 1000, 10th Floor, Edmonton, Alberta, Canada T5K 2J1
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:  780-431-0086
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 4, 2006, we accepted subscriptions from nine accredited investors resident in the provinces of Alberta or British Columbia, Canada (individually, a or any "Investor," and collectively, the "Investors"), pursuant to which we issued and sold 1,266,668 shares of our common stock to the Investors for an aggregate purchase price of USD$380,000, or USD$.30 per share. The proceeds will be used for working capital and general corporate purposes.

     We offered and sold the Shares without registration under the Securities Act of 1933, as amended (the "Securities Act") to the Investors in reliance upon the exemption provided by Regulation S thereunder. The Shares may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the Shares.

     This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

     On February 4, 2006, Myriad Entertainment & Resorts, Inc. accepted subscriptions to issue and sell 1,266,668 shares of Myriad's common stock, to nine accredited Investors resident in the provinces of Alberta or British Columbia, Canada in reliance upon the exemption provided by Regulation S of the Securities Act of 1933, as amended. For further information about the terms of this agreement, please see the disclosure under Item 1.01 above.

ITEM 8.01.  OTHER EVENTS

     We own, through our wholly-owned subsidiary, MER Resorts, Inc., a Delaware corporation, a thirty-three percent (33%) interest in Myriad World Resorts of Tunica, LLC, a Mississippi limited liability company ("Myriad-Tunica"). On April 21, 2005, the Mississippi Development Authority granted approval to Myriad-Tunica for participation in the Mississippi Tourism Incentive Program ("TIP"), making it eligible to receive up to $290,950,000 of sales tax rebates, effective during the first ten years of operation. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1   Press Release

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MYRIAD ENTERTAINMENT & RESORTS, INC.
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                                            (Registrant)

Date: March 6, 2006                         By: /s/ Scott Hawrelechko
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                                                Scott Hawrelechko,
                                                Chairman, President and CEO